                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                                    NEW YORK
              (State of incorporation if not a U.S. national bank)

                                   13-5160382
                      (I.R.S. employer identification no.)

                    ONE WALL STREET, NEW YORK, NEW YORK 10286

               (Address of principal executive offices) (Zip Code)

                               -------------------

                              THE BANK OF NEW YORK
                             10161 CENTURION PARKWAY
                           JACKSONVILLE, FLORIDA 32256
                             ATTN: MR. DEREK KETTEL
                                 (904) 998-4716

            (Name, address and telephone number of agent for service)

                              --------------------

                           BANK OF AMERICA CORPORATION
               (Exact name of obligor as specified in its charter)

DELAWARE                                             56-0906609
(State or other jurisdiction of                      (IRS employer
 incorporation or organization)                      identification no.)

                           BANK OF AMERICA CORPORATION
                        BANK OF AMERICA CORPORATE CENTER
                             100 NORTH TRYON STREET
                               CHARLOTTE, NC 28255
                                 (704) 386-5000
          (Address and telephone number of principal executive offices)

                              --------------------

                                 Debt Securities
                       (Title of the indenture securities)

1.   General Information.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York
          2 Rector Street
          New York, N.Y. 10006, and Albany, N.Y. 12203

          Federal Reserve Bank of New York
          33 Liberty Plaza
          New York, N.Y. 10045

          Federal Deposit Insurance Corporation
          Washington, D.C. 20429

          New York Clearing House Association
          New York, N.Y. 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

3-15 Not Applicable

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     (1) A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

     (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 26th day of July, 2002.


                                     THE BANK OF NEW YORK


                                     By: /s/ Derek Kettel
                                         -------------------
                                         Derek Kettel, Agent

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                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Bank of America Corporation Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                     THE BANK OF NEW YORK


                                     By: /s/ Derek Kettel
                                         --------------------------------
                                         Derek Kettel, Agent

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                              EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                               Dollar Amounts
                                                                                 in Thousands
ASSETS
------

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin ............................................... $  3,765,462
         Interest-bearing balances .............................................    3,835,061
Securities:
         Held-to-maturity securities ...........................................    1,232,736
         Available-for-sale securities .........................................   10,522,833
Federal  funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices ................................    1,456,635
         Securities purchased under agreements to resell .......................      498,434
Loans and lease financing receivables:
         Loans and leases held for sale ........................................      801,505
         Loans and leases,
           net of unearned income ...............................35,858,070
         LESS: Allowance for loan and
           lease losses .........................................   608,375
         Loans and leases, net of unearned
           income and allowance and reserve ....................................   35,249,695
Trading assets .................................................................    8,132,696
Premises and fixed assets (including
         capitalized leases) ...................................................      898,980
Other real estate owned ........................................................          911
Investments in unconsolidated
         subsidiaries and associated
         companies .............................................................      220,609
Customers' liability to this bank
         on acceptances outstanding ............................................      574,020
Intangible assets
         Goodwill ..............................................................    1,714,761
         Other Intangible Assets ...............................................       49,213
Other assets ...................................................................    5,001,308
                                                                                 ------------
Total assets ...................................................................  $73,954,859
                                                                                 ============

LIABILITIES
-----------

Deposits:
         In domestic offices ................................................... $ 29,175,631
         Noninterest-bearing ...................................... 11,070,277
         Interest-bearing ......................................... 18,105,354
         In foreign offices, Edge and
           Agreement subsidiaries, and IBFs ....................................   24,596,600
         Noninterest-bearing ......................................    321,299
         Interest-bearing ......................................... 24,275,301
Federal funds purchased and securities sold under agreements to repurchased:
         Federal funds purchased in domestic offices ...........................    1,175,651
         Securities sold under agreements to repurchase ........................      746,546
Trading liabilities ............................................................    1,970,040
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases) ...............................................................    1,577,518
Bank's liability on acceptances
           executed and outstanding ............................................      575,362
Subordinated notes and debentures ..............................................    1,940,000
Other liabilities ..............................................................    5,317,831
                                                                                 ------------
Total liabilities ..............................................................   67,075,179
                                                                                 ============
Minority interest in consolidated subsidiaries .................................      500,203

EQUITY CAPITAL
--------------

Common stock ...................................................................    1,135,284
Surplus ........................................................................    1,055,508
Retained earnings ..............................................................    4,227,287
Accumulated other comprehensive
         income ................................................................      (38,602)
Other equity capital components ................................................            0
                                                                                 ------------
Total equity capital ...........................................................    6,379,477
                                                                                 ------------
Total liabilities and equity capital ........................................... $ 73,954,859
                                                                                 ============

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

         Thomas A. Renyi   )
         Gerald L. Hassell )    Directors
         Alan R. Griffith  )